Exhibit 99
                                  CERTIFICATION


     The undersigned, Marcus Jackson, Chief Executive Officer, and John E. Schneider, Chief Financial Officer, of SEMCO Energy, Inc., a Michigan corporation (the "Company") do hereby certify that the periodic report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 containing financial statements of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, we have signed this Certification as of the 14th day of August, 2002.



                                      Marcus  Jackson
                                      ------------------------------------------
                                      Chief  Executive  Officer



                                      John  E.  Schneider
                                      ------------------------------------------
                                      Chief  Financial  Officer





CERT-ceocfo.DOC